                                                                    EXHIBIT 4.2

                                MICROTUNE, INC.

                          FIFTH AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


     This Fifth Amended and Restated Registration Rights Agreement (the "Agreement") is made as of June 16, 2000, by and among Microtune, Inc., a Delaware corporation (the "Company"), the Founder Holders (as hereinafter defined), and the investors as listed on Exhibit A hereto, as such Exhibit may
                                         ---------
be amended from time to time as provided herein (the "Investors").

                                   Recitals
                                   --------

     WHEREAS, the Company, the Founder Holders and certain of the Investors are parties to that certain Fourth Amended and Restated Registration Rights Agreement dated December 31, 1999, providing these Investors with certain Registration Rights (the "Prior Agreement");

     WHEREAS, concurrently herewith the Company is entering into a Series F Preferred Stock Purchase Agreement dated June 16, 2000 (the "Purchase Agreement") pursuant to which the Company is issuing to certain Investors an aggregate of up to 2,000,000 shares of Series F Preferred Stock, par value $0.001 per share, of the Company (the "Series F Preferred Stock");

     WHEREAS, the Purchase Agreement contemplates that the parties enter into this Agreement; and

     WHEREAS, in connection with the issuance of the Series F Preferred Stock, the Company and the Investors desire to amend and restate the Prior Agreement in order to set forth all obligations, rights and terms with respect to the matters set forth herein.

     NOW, THEREFORE, in consideration of the above and of the mutual promises set forth herein, the parties hereto agree to be bound by the terms of the Prior Agreement, which is amended and restated in its entirety as follows:

                                   SECTION 1

                                  Definitions
                                  -----------
     1.1  Certain Definitions.  Hereafter, in this Agreement the following terms
          -------------------
shall have the following respective meanings:

          "Affiliate" means, with respect to any Person, any Person directly or
           ---------
indirectly controlling, controlled by, or under common control with, such other Person. For purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such

Person, whether through the ownership of Voting Securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Beneficial ownership" or "beneficial owner" has the meaning provided
           --------------------      ----------------
in Rule 13d-3 promulgated under the Exchange Act. References to ownership of Voting Securities hereunder mean record and/or beneficial ownership.

          "Commission" means the Securities and Exchange Commission or any other
           ----------
federal agency at the time administering the Securities Act.

          "Common Stock" means the Common Stock of the Company.
           ------------

          "Conversion Stock" means the Common Stock issued or issuable pursuant
           ----------------
to conversion of the Preferred Stock or exercise of the Warrants.

          "Co-Seller" has the meaning set forth in Section 4.2(a).
           ---------

          "Eligible Shares" has the meaning set forth in Section 4.1(a).
           ---------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any successor federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Founder Holders" means Douglas J. Bartek and John P. Norsworthy for
           ---------------
so long as they hold Registrable Securities.

          "Holder" means any Investor holding Registrable Securities and any
           ------
person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 2.14 hereof.

          "Indemnified Party" has the meaning set forth in Section 2.10(c).
           -----------------

          "Indemnifying Party" has the meaning set forth in Section 2.10(c).
           ------------------

          "Initiating Holders" means any Holders or transferees of Holders under
           ------------------
Section 2.14 hereof who in the aggregate are holders of greater than 50% of the Registrable Securities.

          "IPO" has the meaning set forth in Section 4.1(a).
           ---

          "Person" means any person, individual, corporation, partnership,
           ------
trust, limited liability company or other non-governmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

          "Preferred Stock" means the Series A Preferred Stock, Series B
           ---------------
Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock of the Company.

          "Purchase Price" has the meaning set forth in Section 4.1(a).
           --------------

          "Registrable Securities" means (i) the Common Stock held by Founder
           ----------------------
Holders; (ii) the Conversion Stock; and (iii) any Common Stock of the Company issued or issuable in respect of the Conversion Stock or other securities issued or issuable pursuant to the conversion of the Preferred Stock upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Preferred Stock; provided,
                                                                  ---------
however, that shares of Common Stock or other securities shall only be treated
-------
as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, Rule 144 transaction or otherwise, or (B) sold or are available for sale in the opinion of counsel to the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; provided, however, that the Company's stock is then publicly
              --------  -------
traded.

          The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" means all expenses, except as otherwise stated
           ---------------------
below, incurred by the Company in complying with Sections 2.4, 2.5 and 2.6 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders in the event of four exercises of a requested registration provided for in Section 2.4 hereof and for all registrations pursuant to Sections 2.5 and 2.6 hereof.

          "Restricted Securities" means the securities of the Company required
           ---------------------
to bear the legend set forth in Section 2.2 hereof.

          "Sale Acceptance Notice" has the meaning set forth in Section 4.1(b).
           ----------------------

          "Sale Notice" has the meaning set forth in Section 4.1(a).
           -----------

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" means all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all reasonable fees and disbursements of counsel for any Holder.

          "Selling Holders" has the meaning set forth in Section 4.1(a).
           ---------------

          "Subsidiary" means any corporation or other entity (including
           ----------
partnerships, limited liability companies or other business associations) of which a majority of the outstanding capital stock or other voting securities or other interests having voting power under ordinary circumstances to elect directors or similar members of the governing body of such entity shall at the time be held, directly or indirectly by such Person.

          "Total Voting Power" of the Company (or any other corporation) refers
           ------------------
to the votes or total number of votes which at the time of calculation may be cast in the election of directors of the Company (or such corporation) at any meeting of stockholders of the Company (or such corporation) if all securities entitled to vote in the election of directors of the Company (or such corporation) were present and voted at such meeting; provided that for purposes of references herein made to any Person's "Voting Power" or percentage beneficial ownership of "Total Voting Power," any rights (other than rights referred to in any rights plan of the Company (or any such other corporation) or a successor to such rights plan so long as such rights can only be transferred together with the Voting Securities to which they attach) of such Person to acquire Voting Securities (whether or not the exercise of any such right shall be conditioned upon any contingency) shall be deemed to have been exercised in full.

          "Voting Securities" means all securities of the Company, entitled, in
           -----------------
the ordinary course, to vote in the election of directors of the Company. Voting Securities shall not include stockholder rights or other comparable securities having Voting Power only upon the happening of a trigger event or comparable contingency and which can only be transferred together with the Voting Securities to which they attach. References herein to meetings of holders of Voting Securities shall include meetings of any class or type thereof.

          "Warrants" means the warrants issued to certain Investors to purchase
          ---------
up to an aggregate of 2,212,342 shares of Common Stock dated December 31, 1999.

                                   SECTION 2

                Restrictions on Transferability of Securities;
                ----------------------------------------------
              Compliance with Securities Act; Registration Rights
              ---------------------------------------------------

     2.1   Restrictions on Transferability. The Preferred Stock and the Common
           -------------------------------
Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Investor will cause any proposed Investor, assignee, transferee, or pledgee of the Preferred Stock or the Common Stock held by an Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this
Section 2.

     2.2   Restrictive Legend. Each certificate representing (i) the Preferred
           ------------------
Stock, (ii) the Conversion Stock, (iii) the Common Stock and (iv) any other securities issued in respect of the Preferred Stock, the Conversion Stock or the Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

           Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred Stock or the Common Stock in order to implement the restrictions on transfer established in this Section 2.

     2.3   Notice of Proposed Transfers. The holder of each certificate
           ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership or (ii) in transactions involving the distribution without consideration of Restricted Securities by any of the Investors to any of its partners, or retired partners, or to the estate of any of its partners or retired partners or to its constituent stockholders or members or (iii) a transfer without consideration to an Investor's immediate family members, trusts or partnerships for the benefit of the Investor or its immediate family members or charitable trusts or foundations established by the Investor or (iv) a transfer to an Investor's controlled Affiliate), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) an unqualified written opinion of legal counsel, who shall be and whose legal opinion shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the

Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

     2.4   Requested Registration.
           ----------------------

           (a)   Request for Registration. In case the Company shall receive
                 ------------------------
from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to not less than ten percent (10%) of the shares (appropriately adjusted for any stock split, stock dividend, recapitalization or similar event) of Registrable Securities, or any lesser number of shares if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10 million, the Company will:

                 (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders and Founder Holders; and

                 (ii) as soon as practicable, use its reasonable commercial efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holders or Founder Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company; provided, however, that the
                                                 -----------------
Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                       (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                       (B)   Prior to the earlier of (1) December 31, 2001 or
(2), subject to clause (C) below, the consummation of an underwritten initial public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Common Stock for the account of the Company;

                       (C) During the period starting with the date sixty (60) days prior to the Company's good faith estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                       (D) After the Company has effected four such registrations pursuant to this subparagraph 2.4(a), and such registrations have been declared or ordered effective and pursuant to which Registrabe Securities have been sold;

                       (E) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its reasonable commercial efforts to register, qualify or comply under this Section 2.4 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Initiating Holders.

     Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

     (b)   Underwriting. In the event that a registration pursuant to this
           ------------
Section 2.4 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 2.4(a)(i). In such event, the right of any Holder to registration pursuant to Section 2.4 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2.4, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall (together with all Holders and Founder Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 2.4, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders and Founders Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and Founder Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     2.5   Company Registration.
           --------------------

           (a)   Notice of Registration. If at any time or from time to time the
                 ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) in connection with the Company's initial public offering, or (ii) a registration relating solely to employee benefit plans, or (iii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                 (i) promptly give to each Holder and Founder Holder written notice thereof; and

                 (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder and Founder Holder.

           (b)   Underwriting. If the registration of which the Company gives
                 ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders and Founder Holders as a part of the written notice given pursuant to Section 2.5(a)(i). In such event the right of any Holder and Founder Holders to registration pursuant to this Section 2.5 shall be conditioned upon such Holder's or Founder Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders and Founder Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and Founder Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders and Founder Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and Founder Holders and such other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder and Founder Holder or other holder to the nearest 100 shares. If any Holder and Founder Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

           (c)   Right to Terminate Registration. The Company shall have the
                 -------------------------------
right to terminate or withdraw any registration initiated by it under this
Section 2.5 prior to the effectiveness of such registration whether or not any Holder or Founder Holder has elected to include securities in such registration.

     2.6   Registration on Form S-3.
           ------------------------

           (a) If any Holder or Holders holding in the aggregate not less than 15% of the then-outstanding Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate offering price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use commercially reasonable efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the
                                              -----------------
Company shall not be required to effect more than one registration pursuant to this Section 2.6 in any six (6) month period. The substantive provisions of Sections 2.4(a)(i)-(ii) and 2.4(b) shall be applicable to each registration initiated under this Section 2.6.

           (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.6: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use commercially reasonable efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder.

     2.7   Limitations on Subsequent Registration Rights. From and after the
           ---------------------------------------------
date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders hereunder; or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted to the Holders hereunder. Any such additional parties may execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered a Holder for all purposes of this Agreement.

     2.8   Expenses of Registration. All Registration Expenses shall be borne by
           ------------------------
the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

     2.9   Registration Procedures. In the case of each registration,
           -----------------------
qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

           (a) Prepare and file with the Commission a registration statement with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed;

           (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holder and such underwriters may reasonably request in order to facilitate the public offering of such securities.

     2.10  Indemnification.
           ---------------

           (a) The Company will indemnify each Holder and Founder Holder, each of their respective officers and directors and partners, and each person controlling such Holder or Founder Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of
Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder and Founder Holder, each of their respective officers, directors and partners and each person controlling such Holder or Founder Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, Founder Holder, controlling person or underwriter and stated to be specifically for use therein.

           (b) Each Holder and Founder Holder will, if Registrable Securities held by such Holder or Founder Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of their respective directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder and Founder Holder, each of their respective officers and directors and partners and each person controlling such other Holder or Founder Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders and Founder Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or Founder Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder and Founder Holder under this subsection (b) shall be limited in an amount equal to the initial public offering price of the shares sold by such Holder or Founder Holder, unless such liability arises out of or is based on willful conduct by such Holder or Founder Holder.

           (c) Each party entitled to indemnification under this Section 2.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     2.11  Termination of Registration Rights. The registration rights granted
           ----------------------------------
pursuant to this Agreement shall terminate as to any Holder on the first day when such Holder has the right to sell all securities under Rule 144 under the Securities Act within the next three-month period by virtue of the shares of Common Stock held by such Holder being less than one percent of the then outstanding shares of Common Stock of the Company as shown on the Company's then most recent published report or statement.

     2.12  Information by Holder. The Holder or Holders of Registrable
           ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

     2.13  Rule 144 Reporting.  With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its reasonable commercial efforts to:

           (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

           (b) Use its reasonable commercial efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

           (c) So long as an Investor owns any Restricted Securities to furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration.

     2.14  Transfer of Registration Rights.  The rights to cause the Company to
           -------------------------------
register securities granted Investors under Sections 2.4, 2.5 and 2.6 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of

Registrable Securities by an Investor provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 100,000 shares of Registrable Securities (appropriately adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations and the like). Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner, member, shareholder, beneficiary, or Affiliate of an Investor, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

     2.15  Standoff Agreement. Each Holder agrees in connection with the
           ------------------
Company's initial public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, that the officers and directors of the Company who own stock of the Company and each holder of more than 1% of the outstanding shares of the Company's capital stock also agree to such restrictions.

                                   SECTION 3

                             Standstill Agreement
                             --------------------

     3.1   Investors' Ownership of Company Securities. On the date hereof, upon
           ------------------------------------------
the completion of the transactions contemplated by the Purchase Agreement, the Investors hold the shares of capital stock as set forth on Exhibit A.
                                                           ---------

     3.2   Standstill Provisions. No Investor shall acquire, directly or
           ---------------------
indirectly, or shall cause or permit any of its Subsidiaries or Affiliates to acquire, directly or indirectly (through market purchases or otherwise), ownership of any Voting Securities of the Company without the prior unanimous written consent of the Board of Directors of the Company if as a result of such acquisition of Voting Securities (i) the total number of shares of Preferred Stock of the Company (computed on an as converted to Common Stock basis) held by such Investor and its Subsidiaries and Affiliates is equal to or greater than fifty percent (50%) of the total number of shares of Preferred Stock of the Company then outstanding (computed on an as converted to Common Stock basis) or
(ii) the total number of Voting Securities of the Company held by such Investor and its Subsidiaries and Affiliates represents fifty percent (50%) or more of the Total Voting Power of the Company; provided, however, that the prior unanimous written consent of the Board of Directors of the Company shall not be required for the acquisition of any Voting Securities of the Company directly from the Company or resulting from a stock split, stock dividend or similar recapitalization by the Company or as a result of any anti-dilution adjustments contained in the terms of the Preferred Stock or the Warrants. With respect to the calculation of the number of shares of Preferred Stock or Voting Securities of the Company held by an Investor in the preceding sentence, all warrants and options held by such Investor, whether or not then exercisable, shall be deemed to have been exercised and shall be included in the number of shares of Preferred Stock or Voting Securities, as the case may be, then held by such Investor.

     3.3   Termination.  The provisions of this Section 3 shall terminate with
           -----------
respect to any Investor at such time as such Investor beneficially owns in the aggregate Voting Securities of the Company representing less than five percent (5%) of the Total Voting Power of the Company.

                                   SECTION 4

                    Stockholder Sale and Drag Along Rights
                    --------------------------------------

     4.1   Stockholder Sale Right.
           ----------------------

           (a) In the event that, prior to December 31, 2003, the Company has not consummated an underwritten initial public offering of Common Stock ("IPO"), then the holders (the "Selling Holders") of at least a majority of the then outstanding Conversion Shares (collectively, the "Eligible Shares") may, by written notice delivered to the Company within 180 days after December 31, 2003 (the "Sale Notice"), request that the Company purchase all Eligible Shares held by such Selling Holders. The Sale Notice shall include the proposed terms of the proposed sale, including the price to be paid for the Eligible Shares, which shall be an amount in cash equal to the fair market value of the Eligible Shares as determined by an independent investment banking firm selected and compensated by the Selling Holders (the "Purchase Price").

           (b) In the event the Company desires to purchase all of the Eligible Shares, or arrange for the sale of the Eligible Shares to a third party, on the terms and conditions no less favorable than those specified in the Sale Notice, the Company shall notify the Selling Holders in writing on or prior to the thirtieth (30th) business day after receipt by the Company of the Sale Notice (the "Sale Acceptance Notice"). If the Company fails to deliver a Sale Acceptance Notice as provided in the preceding sentence, the Company will be deemed to have rejected its right to purchase the Eligible Shares. If the Company delivers the Sale Acceptance Notice covering all of the Eligible Shares, the Company shall purchase (or, if applicable, cause a third party to purchase) such Eligible Shares at a closing to be held at the Company's offices, or such other place as may be mutually agreed by the Company and the Selling Holders, within thirty (30) calendar days after the date of the Sale Acceptance Notice. The Sale Acceptance Notice shall indicate the scheduled closing time, date and place.

     4.2   Selling Holders Drag Rights.
           ---------------------------

           (a) In the event the Company does not exercise its right to purchase the Eligible Shares from the Selling Holders pursuant to Section 4.1, or elects to purchase such shares but fails to do so within the time period specified in Section 4.1(b), the Selling Holders shall have the right to require each holder of Eligible Shares who is not a Selling Holder (each, a "Co-Seller") to transfer all of such Co-Seller's Eligible Shares. Any such sale of Eligible Shares by the Co-Sellers shall be at the same price and otherwise made on identical terms as the terms applicable to the sale of Eligible Shares by the Selling Holders; provided that (a) the Co-Sellers shall not be required to make
                 --------
any representations or warranties in connection with such sale other than representations and warranties as to (i) such Co-Seller's ownership of its Eligible Shares to be sold free and clear of all liens, claims and encumbrances,
(ii) such Co-Seller's power and authority to effect such sale, and (iii) such matter pertaining to compliance with securities laws as the transferee may reasonably require, and (b) none of the Holders of Series F Preferred Stock shall (i) be liable pursuant to any agreement relating to the sale of such Co-Seller's Eligible Shares for any breach of any representations, warranties, covenants or agreements contained in such agreement for an amount which exceeds the aggregate value received or to be received by such Holders of Series F Preferred Stock in connection with such sale or (ii) be required in connection with such sale to enter into any agreement relating to the conduct of business of such Holders of Series F Preferred Stock. The right of the Selling Holders to cause the Co-Sellers to sell their Eligible Shares pursuant to this Section 4.2 will expire at the close of business on the 180th day after the date the Company refused to exercise its right to purchase the Selling Holders' Eligible Shares or, if applicable, the 180th day after the date the Company was required to purchase such shares but failed to do so.

           (b)   Notice of Drag Sale. The Selling Holders shall give each Co-
                 -------------------
Seller at least twenty (20) days' prior written notice of any sale under this
Section 4.2 as to which the Selling Holders intend to exercise their rights under this Section 4.2. If the Selling Holders elect to exercise their rights under this Section 4.2, the Co-Sellers shall take such actions as may be reasonably required and otherwise cooperate in good faith with the Selling Holders in connection with consummating the sale of their Eligible Shares (including, without limitation, the voting of any Common Stock, Preferred Stock or other voting securities of the Company to approve the proposed sale). At the closing of any sale pursuant to this Section 4.2, each Co-Seller shall deliver certificates for all Eligible Shares to be sold by such Co-Seller (or, in the case of any Warrants, the Warrants), duly endorsed for transfer, with the signature guaranteed, to the transferee against payment of the appropriate purchase price.

     4.3   Payment of Expenses.  All transactions fees and expenses, including
           -------------------
reasonable attorney's fees, incurred by the Company, the Selling Holder and the Co-Sellers in connection with a transaction pursuant to this Section 4 shall be the responsibility of, and shall be paid by, the party incurring such transaction fees and expenses; provided that if, in connection with a transaction covered by Section 4.2, the buyer is entitled to transactions fees (including any finder's fees, advisory services or the like) or reimbursement for any such expenses or fees, such fees, expenses or other payments shall be the responsibility of, and shall be paid by, the Selling Holders and Co-Sellers pro rata in accordance with the number of Eligible Shares sold by such Selling Holder or Co-Seller.

                                   SECTION 5

                                 Miscellaneous
                                 -------------

     5.1   Governing Law.  This Agreement shall be governed and construed in all
           -------------
respects in accordance with the laws of the State of Texas as applied to agreements made and performed in Texas by residents of the State of Texas.

     5.2   Entire Agreement; Amendment.  This Agreement constitutes the full and
           ---------------------------
entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except or specifically set forth herein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that
                                                       -----------------
Investors holding a majority of the Conversion Stock may, with the Company's prior written consent, waive, modify or amend on behalf of all Investors, any provisions hereof; provided, further, however, that no such amendment shall
                   --------------------------
impose any liabilities or obligations on, or increase any liabilities or obligations of, any Holder, or shall affect any Holder differently from the other Holders.

     5.3   Notices, etc. All notices and other communications required or
           ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid or otherwise delivered by hand or by messenger, addressed (a) if to an Investor, at such Investor's address set forth in Exhibit
                                                                         -------
A, or at such other address as such Investor shall have furnished to the Company
-
in writing, (b) if to a Founder Holder, to 2540 East Plano Parkway, Suite 188, Plano, Texas, 75074, Tel: (972) 673-1600, Fax: (972) 673-1602, or at such other address as such Founder Holder shall have furnished to the Company in writing, or (c) if to the Company, one copy should be sent to its address 2540 East Plano Parkway, Suite 188, Plano, Texas, 75074, Tel: (972) 673-1600, Fax: (972) 673-
1602, and addressed to the attention of the Corporate Secretary or at such other address as the Company shall have furnished to the Investors and Founder Holders.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     5.4   Severability. In the event that any provision of this Agreement
           ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     5.5   Titles and Subtitles. The titles and subtitles used in this Agreement
           --------------------
are used for convenience only and are not considered in construing or interpreting this Agreement.

     5.6   Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which may be executed by less than all of the Investors, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     5.7   Amendments to Exhibit A. Notwithstanding Section 5.2 of this
           -----------------------
Agreement, Exhibit A of this Agreement may be amended from time to time by the
           ---------
Company to add as signatories to this Agreement additional Investors that purchase Series F Preferred Stock pursuant to the Series D stock purchase agreement.

     5.8   Termination of Prior Agreement; Amendment. Pursuant to Section 5.2 of
           -----------------------------------------
the Prior Agreement, the Holders of a majority of the Conversion Stock and the Company hereby amend and restate the Prior Agreement on behalf of all Holders, and any Founder Holder or Investor who does not sign this Agreement shall be bound by the terms and conditions of this Agreement, pursuant to the provisions of Section 5.2 of the Prior Agreement, as if that Founding Holder or Investor had signed this Agreement.

     5.9   Telecopy Execution and Delivery.  A facsimile, telecopy or other
           -------------------------------
reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

     IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

MICROTUNE, INC.


By:  /S/ Douglas J. Bartek
     -------------------------------------------------------
     Douglas J. Bartek, Chairman and Chief Executive Officer


FOUNDER HOLDERS

/S/ Douglas J. Bartek                               /S/ John P. Norsworthy
------------------------------------------------    ----------------------
Douglas J. Bartek                                   John P. Norsworthy


INVESTOR

Cisco Systems, Inc.
------------------------------------------------
(Print Name of Investor)

By:  /S/ M. Volpi
     -------------------------------------------
     (Signature of authorized person)

M. Volpi
------------------------------------------------


INVESTOR

Com21, Inc.
------------------------------------------------
(Print Name of Investor)

By:  /S/ Timothy I. Miller
     -------------------------------------------
     (Signature of authorized person)

Timothy I. Miller, Vice President, Manufacturing
------------------------------------------------

INVESTOR


3Com Ventures, Inc.
-------------------------------------
(Print Name of Investor)


By:  /S/ Edgar Masli
     --------------------------------
     (Signature of authorized person)

Edgar Masli, President
-------------------------------------


INVESTOR


Motorola, Inc.
-------------------------------------
(Print Name of Investor)

By:  /S/ Richard C. Smith
     --------------------------------
     (Signature of authorized person)


Richard C. Smith, Corporate Vice President and Director Business Development
----------------------------------------------------------------------------


INVESTOR


HMTF/Temic Microtune Cayman, L.P.
-------------------------------------
(Print Name of Investor)

By:  /S/ Lawrence D. Stuart, Jr.
     --------------------------------
     (Signature of authorized person)

Lawrence D. Stuart, Jr.
-------------------------------------

INVESTOR


Quantum Industrial Partners L.D.C.
-------------------------------------
(Print Name of Investor)


By:  /S/ Michael C. Neus
     --------------------------------
     (Signature of authorized person)


Michael C. Neus, Attorney-in-Fact
-------------------------------------


INVESTOR


George Soros
-------------------------------------
(Print Name of Investor)


By:  /S/ Michael C. Neus
     --------------------------------
     (Signature of authorized person)


Michael C. Neus, Attorney-in-Fact
-------------------------------------


INVESTOR


Quantum Industrial Partners L.D.C.
-------------------------------------
(Print Name of Investor)


By:  /S/ Michael C. Neus
     --------------------------------
     (Signature of authorized person)


Michael C. Neus, Attorney-in-Fact
-------------------------------------

INVESTOR


IVP Investors Fund I, L.P.
-------------------------------------
(Print Name of Investor)


By:  /S/ T. Peter Thomas
     --------------------------------
     (Signature of authorized person)


T. Peter Thomas, General Partner
-------------------------------------


INVESTOR

Institutional Venture Partners VII
-------------------------------------
  By its general partner
-------------------------------------
  Institutional Venture Management VII
-------------------------------------
(Print Name of Investor)


By:  /S/ T. Peter Thomas
     --------------------------------
     (Signature of authorized person)


T. Peter Thomas, General Partner
-------------------------------------
(Print name and title of signatory)


INVESTOR


Institutional Venture Management VII
-------------------------------------
(Print Name of Investor)


By:  /S/ T. Peter Thomas
     --------------------------------
     (Signature of authorized person)


T. Peter Thomas, General Partner
-------------------------------------
(Print name and title of signatory)

INVESTOR


Institutional Venture Partners VII
-------------------------------------
  By its general partner
-------------------------------------
  Institutional Venture Management VII
-------------------------------------
(Print Name of Investor)


By:  /S/ T. Peter Thomas
     --------------------------------
     (Signature of authorized person)


T. Peter Thomas, General Partner
-------------------------------------
(Print name and title of signatory)


INVESTOR

IVP Founders Fund I, L.P.
-------------------------------------
   By its general partner
-------------------------------------
   Institutional Venture Management VI
-------------------------------------
(Print Name of Investor)


By:  /S/ T. Peter Thomas
     --------------------------------
     (Signature of authorized person)


T. Peter Thomas, General Partner
--------------------------------
(Print name and title of signatory)

                                                             EXHIBIT A
                                                             ---------


                                             Names, Addresses and Shares of Investors
---------------------------------------------------------------------------------------------------------------------------------
                                     Series A      Series B      Series C      Series D      Series E      Series F    Common
     Name and Address               Preferred     Preferred     Preferred     Preferred     Preferred     Preferred     Stock
---------------------------------------------------------------------------------------------------------------------------------
3Com Ventures, Inc.
c/o James Chik                                                                                             200,000
5400 Bayfront Plaza
Mail Stop 1508
P.O. Box 5814
Santa Clara, CA 95052-8145
---------------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                                                        200,000
Mail Stop SJ-10-5
300 E. Tasman Drive
aSan Jose, CA   95134
---------------------------------------------------------------------------------------------------------------------------------
Com21, Inc.                                                                                                100,000
750 Tasman Drive
Milpitas, CA  95035
-------------------------------------------------------------------------------------------------------------------------------
Motorola, Inc.                                                                                             300,000
Broadband Communications Sector
c/o General Counsel
101 Tournament Drive
Horsham, PA   19044
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Series A     Series B     Series C     Series D     Series E     Series F     Common
           Name and Address               Preferred    Preferred    Preferred    Preferred    Preferred    Preferred    Stock
-----------------------------------------------------------------------------------------------------------------------------------
TIN Vermogensverwaltungsqesellschaft mbH                                                        419,792
C/o Martin Englmeier
Koogstraat 10a.25870
Norderfriedrichskoog, Germany
-----------------------------------------------------------------------------------------------------------------------------------
Seligman New Technologies Fund, Inc.
c/o J.& W. Seligman & Co. Incorporated                                             202,500
100 Park Avenue
New York, NY 10017
Att. James M. Curtis
-----------------------------------------------------------------------------------------------------------------------------------
Seligman Investment Opportunities
(Master) Fund - NTV Portfolio                                                       47,500
c/o J.& W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017
Att. James M. Curtis
-----------------------------------------------------------------------------------------------------------------------------------
Essex Private Placement Fund II
Limited Partnership                                                                166,667
c/o Susan Stickells
Essex Investments Management Co Inc.
125 High Street
Boston MA  02110
-----------------------------------------------------------------------------------------------------------------------------------
HMTF Temic/Microtune Cayman, L.P.                                                  833,334    2,898,721
c/o Hicks, Muse, Tate & Furst
Incorporated
200 Crescent Court, Suite 1600
Dallas, Texas 75201
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Series A       Series B       Series C       Series D       Series E       Series F        Common
     Name and Address             Preferred      Preferred      Preferred      Preferred      Preferred      Preferred       Stock
-----------------------------------------------------------------------------------------------------------------------------------
Alps Electric Co., Ltd.                                                          100,000
1-7, Yukigaya-otsuka-cho, Ota-ku,
Tokyo, Japan, 145-8501.
-----------------------------------------------------------------------------------------------------------------------------------
William E. Ogle                                                                   16,667
7608 Afton Villa Ct.
Plano, Texas 75025
-----------------------------------------------------------------------------------------------------------------------------------
John B. Sartain                                                                      750
c/o Wilson Sonsini Goodrich & Rosati
8911 Capitol of Texas Highway
Westech 360, Suite 3350
Austin, Texas 78759-7247
-----------------------------------------------------------------------------------------------------------------------------------
AK Investments, Inc.
c/o Amkor, Kevin Heron                            200,000
1345 Enterprise Drive
West Chester, PA  19380
-----------------------------------------------------------------------------------------------------------------------------------
John G. and Marni A. Balletto Family
Trust U/A/D 8/12/93                                 5,000
14993 Haun Court
Saratoga, CA  95070
-----------------------------------------------------------------------------------------------------------------------------------
Bayview Investors, Ltd.
c/o Jennifer Sherrill- Robertson                   50,000
  Stephens Company
555 California Avenue
Suite 2600
San Francisco, CA  94104
-----------------------------------------------------------------------------------------------------------------------------------
Eric B. Armando
Donaldson, Lufkin & Jenrette                                       4,150
600 California Street, 20th Floor
San Francisco, CA  94108-2704
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Series A       Series B       Series C       Series D       Series E       Series F        Common
     Name and Address             Preferred      Preferred      Preferred      Preferred      Preferred      Preferred       Stock
-----------------------------------------------------------------------------------------------------------------------------------
Bennie M. Bray
3728 Shenandoah                                                     8,300
Dallas, TX  75205
-----------------------------------------------------------------------------------------------------------------------------------
James L. Carruthers, Jr.
4 Pepperwood Court                                                  4,150
Menlo Park, CA  94025
-----------------------------------------------------------------------------------------------------------------------------------
Caxton International Limited
c/o John Carriero                                                  83,300
315 Enterprise Drive
Plainsboro, NJ  08536
-----------------------------------------------------------------------------------------------------------------------------------
Leslie Cohodes
P.O. Box 276                                                        4,150
Ross, CA  94957-0276
-----------------------------------------------------------------------------------------------------------------------------------
David Rein
DRF Equity Partners, L.P.            25,000
150 Airport Road, Suite 800
Lakewood, NJ  08701
-----------------------------------------------------------------------------------------------------------------------------------
Stan Druckenmiller
c/o Michael C. Neus                 193,750         50,000
Soros Fund Management
888 Seventh Avenue
New York, NY  10106
-----------------------------------------------------------------------------------------------------------------------------------
Steve Dulin
Milestone Construction, Inc.                                        3,500
1415 Halsey Way, Suite 304
Carrollton, TX  75007
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Series A       Series B       Series C       Series D       Series E       Series F        Common
     Name and Address             Preferred      Preferred      Preferred      Preferred      Preferred      Preferred       Stock
-----------------------------------------------------------------------------------------------------------------------------------
Arminio Fraga
c/o Michael C. Neus                  19,375          6,250
Soros Fund Management
888 Seventh Avenue
New York, NY  10106
-----------------------------------------------------------------------------------------------------------------------------------
Gary Gladstein
c/o Michael C. Neus                  19,375
Soros Fund Management
888 Seventh Avenue
New York, NY  10106
-----------------------------------------------------------------------------------------------------------------------------------
Bruce Hauptman
B. Hauptman & Associates, Inc.                                     16,650
1661 Highway One
Fairfield, IA  52556
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Series A       Series B       Series C       Series D       Series E       Series F        Common
     Name and Address             Preferred      Preferred      Preferred      Preferred      Preferred      Preferred       Stock
-----------------------------------------------------------------------------------------------------------------------------------
David K. Hedreen
10322 Lennox Lane                                                 16,650
Dallas, TX  75229
-----------------------------------------------------------------------------------------------------------------------------------
Holmes Family Trust
H. Robert Holmes, Trustee                                          8,300
2022 North Mohawk Street
Chicago, IL  60614
-----------------------------------------------------------------------------------------------------------------------------------
H. Joseph and Joele L. Horowitz
Trustees of the Horowitz Family UDT                               10,000
11/06/89
52 Isabella Avenue
Atherton, CA  94027
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Venture
  Management VII                    12,000         9,000          13,333
c/o Nancy McCroskey
3000 Sand Hill Road, Bldg. 2
Suite 290
Menlo Park, CA  94025
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Venture Partners VII
c/o Nancy McCroskey                567,000       425,250         646,667
3000 Sand Hill Road
Building 2, Suite 290
Menlo Park, CA  94025
-----------------------------------------------------------------------------------------------------------------------------------
Intel Corporation
Attn.:  General Counsel            250,000                        33,333
2200 Mission College Blvd.
Santa Clara, CA  95052
-----------------------------------------------------------------------------------------------------------------------------------
Invemed Associates, Inc.
c/o Cristina H. Kepner             193,750
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
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                                  Series A       Series B       Series C       Series D       Series E       Series F        Common
     Name and Address             Preferred      Preferred      Preferred      Preferred      Preferred      Preferred       Stock
-----------------------------------------------------------------------------------------------------------------------------------
375 Park Avenue
22nd Floor
New York, NY  10152
-----------------------------------------------------------------------------------------------------------------------------------
IVP Founders Fund I, L.P.
c/o Nancy McCroskey                 21,000          15,750          6,667
3000 Sand Hill Road
Building 2, Suite 290
Menlo Park, CA  94025
-----------------------------------------------------------------------------------------------------------------------------------
Robert Jermain
c/o Michael C. Neus                 19,375           6,250
Soros Fund Management
888 Seventh Avenue
New York, NY  10106
-----------------------------------------------------------------------------------------------------------------------------------
Cristina H. Kepner
c/o Invemed Associates, Inc.        19,375                          8,333
375 Park Avenue, 22nd Floor
New York, NY  10152
-----------------------------------------------------------------------------------------------------------------------------------
Howard Klion
5232 Ravine Drive                                                   8,300
Dallas, TX  75220
-----------------------------------------------------------------------------------------------------------------------------------
Herbert Klion
5232 Ravine Drive                                                   8,300
Dallas, TX  75220
-----------------------------------------------------------------------------------------------------------------------------------
Kuehne Family Limited
 Partnership                                                       41,650
2651 N. Harwood, Suite 310
Dallas, TX  75201
-----------------------------------------------------------------------------------------------------------------------------------
Mr. Kenneth G. Langone
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
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                                  Series A       Series B       Series C       Series D       Series E       Series F        Common
     Name and Address             Preferred      Preferred      Preferred      Preferred      Preferred      Preferred       Stock
-----------------------------------------------------------------------------------------------------------------------------------
c/o Invemed Associates, Inc.        170,313                        20,834
375 Park Avenue
22nd Floor
New York, NY  10152
-----------------------------------------------------------------------------------------------------------------------------------
Elizabeth Larson
3736 Jackson Street                 116,250
San Francisco, CA  94118
-----------------------------------------------------------------------------------------------------------------------------------
Philip H. and Andrea L. Mabry 4561
Belfort Place                                                       8,300
Dallas, TX  75205-3618
-----------------------------------------------------------------------------------------------------------------------------------
Bernard T. Marren
23220 Mora Glen Dr.                                15,000
Los Altos, CA  94024
-----------------------------------------------------------------------------------------------------------------------------------
Paul McNulty
c/o Michael C. Neus                   1,938         5,000           5,000
Soros Fund Management
888 Seventh Avenue
New York, NY  10106
-----------------------------------------------------------------------------------------------------------------------------------
G. Allen Mebane
Unifi, Inc.                          19,375                         8,333
7201 West Friendly Road
Greensboro, NC  27410
-----------------------------------------------------------------------------------------------------------------------------------
Mercurius Partners, LP -
John Zwaanstra                       19,375        15,833
c/o Penta Asia Consulting
TTS Minami Aoyama, Minato-Ku
Tokyo, Japan  107-0062
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Madhav Misra
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
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                                  Series A       Series B       Series C       Series D       Series E       Series F        Common
     Name and Address             Preferred      Preferred      Preferred      Preferred      Preferred      Preferred       Stock
-----------------------------------------------------------------------------------------------------------------------------------
233 Eldridge Avenue                                                 1,650
Mill Valley, CA  94941
-----------------------------------------------------------------------------------------------------------------------------------
Gabe Nechamkin
c/o Michael C. Neus                   9,687
Soros Fund Management
888 Seventh Avenue
New York, NY  10106
-----------------------------------------------------------------------------------------------------------------------------------
Quantum Industrial Partners LDC
c/o Michael C. Neus               1,550,000         166,667       203,333
Soros Fund Management
888 Seventh Avenue
New York, NY  10106
-----------------------------------------------------------------------------------------------------------------------------------
W. Preston Raisin
c/o Bear Stearns                                     10,000         4,166
One Sansome Street
40th Floor - Citicorp Center
San Francisco, CA  94104
-----------------------------------------------------------------------------------------------------------------------------------
Harry D. and Kathryn Schulman
12065 NW 9th Place                                                  8,300
Coral Springs, FL  33071
-----------------------------------------------------------------------------------------------------------------------------------
Alejandro Schwartzman                                              12,500
2558 Alderwood Drive
San Jose, CA  95132
-----------------------------------------------------------------------------------------------------------------------------------
Erickson S. Shirley
1524 McGilvra Blvd., E.                                            16,667
Seattle, WA  98112
-----------------------------------------------------------------------------------------------------------------------------------
Mark Sonnino
c/o Michael C. Neus                   1,938
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
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                                  Series A       Series B       Series C       Series D       Series E       Series F        Common
     Name and Address             Preferred      Preferred      Preferred      Preferred      Preferred      Preferred       Stock
-----------------------------------------------------------------------------------------------------------------------------------
Soros Fund Management
888 Seventh Avenue
New York, NY  10106
-----------------------------------------------------------------------------------------------------------------------------------
George Soros
Soros Fund Management              757,563
888 Seventh Avenue
New York, NY  10106
-----------------------------------------------------------------------------------------------------------------------------------
Sunrise Capital Fund 1, LLC
262 E. Main Street                                  20,000         20,000
Los Gatos, CA  95030
-----------------------------------------------------------------------------------------------------------------------------------
Mr. Thomas Teague
c/o Mr. Steve Dula                   9,687                          4,167
Salem Nationalease
245 Charlois Blvd.
Winston-Salem, NC  27102
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
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                                  Series A       Series B       Series C       Series D       Series E       Series F        Common
     Name and Address             Preferred      Preferred      Preferred      Preferred      Preferred      Preferred       Stock
-----------------------------------------------------------------------------------------------------------------------------------
Telos Venture Partners L.P.
c/o Bruce Bourbon                                                 125,000
2350 Mission College Blvd.
Suite 1070
Santa Clara, CA  95054
-----------------------------------------------------------------------------------------------------------------------------------
Sean Warren
c/o Michael C. Neus                  3,875
Soros Fund Management
888 Seventh Avenue
New York, NY  10106
-----------------------------------------------------------------------------------------------------------------------------------
White Rock Capital Offshore, Ltd.
c/o White Rock Capital                                             54,183
3131 Turtle Creek Blvd., Suite 800
Dallas, TX  75219
-----------------------------------------------------------------------------------------------------------------------------------
White Rock Capital Partners, L.P.
c/o White Rock Capital                                             44,500
3131 Turtle Creek Blvd., Suite 800
Dallas, TX  75219
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